[BDO SEIDMAN, LLP LETTERHEAD]





December 18, 2007

Mr. Ira J. Lamel, Chairman of the Audit Committee
Mr. Michael E. Recca, Interim Chief Executive Officer
Mr. Joseph J. Calabrese, Executive Vice President and Chief Financial Officer Harvey Electronics, Inc.
205 Chubb Avenue
Lyndhurst, NJ 07071

Dear Messrs. Lamel, Recca and Calabrese:

This  is  to  confirm  that  the   client-audit   relationship   between  Harvey
Electronics, Inc. (Commission File Number 1-4626) and BDO Seidman, LLP has ceased.

Sincerely,

/s/BDO Seidman, LLP

BDO Seidman, LLP


cc:  PCAOB Letter File
     Office of the Chief Accountant
     Securities and Exchange Commission
     100 F. Street, N.E.
     Washington, D.C.  20549-7561